UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 27, 2026
DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 27, 2026, DexCom, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on April 1, 2026, the record date for the Annual Meeting, there were 385,872,977 shares of Dexcom’s common stock, $0.001 par value per share, outstanding and entitled to vote. 336,525,352 shares were present in person or represented by proxy at the Annual Meeting, which constituted a quorum for the transaction of business.
The matters described below were voted on at the Annual Meeting and the final number of votes cast for or against, as well as the number of abstentions and broker non-votes, with respect to each matter are as indicated.
Proposal 1: Election of Directors. Dexcom stockholders elected the following twelve nominees to the Company’s board of directors, each to serve until Dexcom’s 2027 annual meeting of stockholders or until their earlier death, resignation or removal, as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Steven Altman	299,051,663	15,262,716	102,979	22,107,994
Dr. Euan Ashley	309,712,364	4,597,357	107,637	22,107,994
Nicholas Augustinos	265,917,901	47,957,634	541,823	22,107,994
Richard Collins	301,710,498	12,602,265	104,594	22,107,994
Rimma Driscoll	313,600,504	723,603	93,251	22,107,994
Mark Foletta	308,685,713	5,641,368	90,277	22,107,994
Renée Galá	313,216,735	1,110,152	90,471	22,107,994
Bridgette Heller	297,000,591	17,328,487	88,280	22,107,994
Jacob Leach	312,218,781	2,104,043	94,534	22,107,994
Kyle Malady	313,438,268	885,232	93,858	22,107,994
Rick Osterloh	312,967,950	1,356,590	92,818	22,107,994
Kevin Sayer	307,497,531	6,831,418	88,409	22,107,994

Proposal 2: Ratification of Independent Registered Public Accounting Firm. Dexcom stockholders ratified the selection by the audit committee of the board of directors of Deloitte & Touche LLP as Dexcom’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
336,046,596	373,544	105,212	—

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation. Dexcom stockholders approved, on a non-binding advisory basis, the compensation of Dexcom’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the proxy statement for the Annual Meeting (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables in such proxy statement), as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
277,111,475	36,664,959	640,924	22,107,994

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

By:	/s/ JEREME SYLVAIN Jereme Sylvain Executive Vice President, Chief Financial Officer

Date:	May 28, 2026